Supplement to the
Fidelity® Corporate Bond ETF, Fidelity® Investment Grade Bond ETF, Fidelity® Investment Grade Securitized ETF, Fidelity® Limited Term Bond ETF, and Fidelity® Total Bond ETF
December 30, 2024
Prospectus

Alexandre Karam no longer serves as Co-Portfolio Manager of Fidelity® Limited Term Bond ETF.
The following information supplements information for Fidelity® Limited Term Bond ETF found in the "Fund Summary" section under the "Portfolio Manager(s)" heading.
Jared Beckerman (Co-Portfolio Manager) has managed the fund since 2025.
The following information supplements the biographical information for Fidelity® Limited Term Bond ETF found in the "Fund Management" section under the "Portfolio Manager(s)" heading.
Jared Beckerman is Co-Portfolio Manager of Fidelity® Limited Term Bond ETF, which he has managed since 2025. He also manages other funds. Since joining Fidelity Investments in 2012, Mr. Beckerman has worked as a research analyst and portfolio manager.
The following information replaces similar information for Fidelity® Total Bond ETF found in the "Fund Summary" section under the "Principal Investment Strategies" heading.
  Allocating assets across investment-grade, high yield, and emerging markets debt securities. Emerging markets include countries that have an emerging stock market as defined by MSCI, countries or markets with low- to middle-income economies as classified by the World Bank, and other countries or markets that the Adviser identifies as having similar emerging markets characteristics.
  Investing up to 20% of assets in lower-quality debt securities (those of less than investment-grade quality, also referred to as high yield debt securities or junk bonds).
  Managing the fund to have similar overall interest rate risk to the Bloomberg U.S. Aggregate Bond Index.
The following information replaces similar information for Fidelity® Total Bond ETF found in the "Investment Details" section under the "Principal Investment Strategies" heading.
The Adviser allocates the fund's assets across investment-grade, high yield, and emerging markets debt securities. Emerging markets include countries that have an emerging stock market as defined by MSCI, countries or markets with low- to middle-income economies as classified by the World Bank, and other countries or markets that the Adviser identifies as having similar emerging markets characteristics. Emerging markets tend to have relatively low gross national product per capita compared to the world's major economies and may have the potential for rapid economic growth. The Adviser may invest up to 20% of the fund's assets in lower-quality debt securities.
The Adviser uses the Bloomberg U.S. Aggregate Bond Index as a guide in structuring the fund and selecting its investments. The Adviser manages the fund to have similar overall interest rate risk to the index.
FIXETF-PSTK-0425-110 1.9887760.110	April 30, 2025